PENSIONS - Net Periodic Benefit Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Components of net periodic benefit cost:
Service cost	$ 162	$ 250	$ 313
Interest cost	1,740	1,687	1,901
Expected return on plan assets	(375)	(926)	(843)
Recognized actuarial loss	777	1,392	1,182
Net periodic benefit cost	$ 2,304	$ 2,403	$ 2,553